SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549




                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  June 30, 1995

                                     CONSOLIDATED PAPERS, INC.
                (Exact name of registrant as specified in charter)


           Wisconsin                     0-1051            39-0223100
  (State of other jurisdiction        (Commission         (IRS Employer
       of incorporation)              File Number)      Identification No.)



  231 First Avenue North, Wisconsin Rapids, WI                 54495-8050
  (Address of principal executive offices)                     (Zip Code)



  Registrant's telephone number, including area code (715) 422-3111




  ----------------------------------------------------------------------
           (Former name or former address, if changed since last report)


  Item 2.   Acquisition or Disposition of Assets.

       On June 30, 1995, the Registrant acquired all of the outstanding shares of the capital stock of Niagara of Wisconsin Paper Corporation, Pentair Duluth Corp., Minnesota Paper Corporation and Superior Recycled Fiber Corporation and all of the assets of LSPI Fiber Co. (collectively, the "Acquired Companies") pursuant to (i) an Agreement for Sale and Purchase of Stock of Niagara of Wisconsin Paper Corporation dated May 8, 1995 among the Registrant and Pentair, Inc. ("Pentair"), (ii) an Agreement for Sale and Purchase of Stock of Pentair Duluth Corp. and Minnesota Paper Incorporated dated May 8, 1995 among the Registrant, Pentair and Minnesota Power & Light Company ("Minnesota Power") pursuant to which the Registrant also acquired all of the interests of Pentair and Minnesota Power in Lake Superior Paper Industries and (iii) an Agreement for Sale and Purchase of Assets of LSPI Fiber Co. and Stock of Superior Recycled Fiber Corporation dated May 8, 1995 among the Registrant, Pentair, Minnesota Power, Synertec, Inc. (a subsidiary of Minnesota Power) and LSPI Fiber Co. (a subsidiary of Pentair and Minnesota Power) pursuant to which the Registrant also acquired all of the interests of Pentair and Minnesota Power in Superior Recycled Fiber Industries (collectively, the "Agreements").

       The aggregate purchase price (the "Purchase Price") for the Acquired Companies, which was determined on the basis of arm's-length negotiations, consisted of (i) approximately $227 million in cash and (ii) the pay-off of approximately $54 million of debt associated with the Acquired Companies. In addition, certain assets of the Acquired Companies remain subject to operating leases entered into by the prior owners.

       The Purchase Price shall be increased (or decreased) by the amount, if any, by which the Acquired Companies' net book value (after certain adjustments) as of June 30, 1995, exceeds (or is less than) the Acquired Companies' net book value as of December 31, 1994. The Purchase Price paid on June 30, 1995 was based on an estimate of the net book value of the Acquired Companies as of May 31, 1995.

       The sources of the cash consideration paid at closing consisted of (i) borrowings pursuant to Credit Agreements among the Registrant and Wachovia Bank of Georgia, N.A., (ii) the sale by the Registrant of 6.95% Senior Notes due June 30, 2000 and 7.25% Senior Notes due June 30, 2005, in the aggregate principal amount of $85,000,000 pursuant to Note Purchase Agreements among the Registrant and New York Life Insurance Company and certain of its affiliates, and (iii) borrowings against the Registrant's lines of credit with the Northern Trust Company and Firstar Bank, Milwaukee, N.A.

       Niagara of Wisconsin Paper Corporation, Niagara, Wisconsin, is a manufacturer of coated groundwood publication papers. The mill, which was founded in 1889, has three fourdrinier paper machines, which combine to total
  240,000 tons of annual papermaking capacity.   Lake Superior Paper
  Industries, Duluth, Minnesota, manufactures supercalendered paper on a fourdrinier machine equipped with a top-wire former. The machine's annual capacity is 240,000 tons. Lake Superior Paper Industries also operates Superior Recycled Fiber Industries, which is adjacent to the Lake Superior Paper Industries mill in Duluth. Superior Recycled Fiber Industries produces more than 90,000 tons a year of high-quality pulp from post-consumer wastepaper. The Registrant intends to continue the businesses of the Acquired Companies.

       The Registrant, based in central Wisconsin, manufactures and markets a complete line of enamel papers, also known as coated papers. These papers are used in many prominent magazines and in an assortment of printed materials, including distinguished books, brochures, advertising communications and corporate annual reports. The Registrant is also the nation's largest manufacturer of lightweight coated specialty papers, which are used in food and consumer product packaging and labeling. Other products manufactured by the Registrant include paperboard products and custom-designed corrugated displays and containers.

       Prior to the acquisitions there were no material relationships between Pentair or Minnesota Power and the Registrant or its affiliates, directors or officers or any associate of any director or officer of the Registrant.

       The foregoing description of the Registrant's acquisition of the Acquired Companies is qualified in its entirety by reference to the Agreements which are filed as Exhibits to this Report.

  Item 7.   Financial Statements and Exhibits.

       (a)  Financial statements of businesses acquired.

            At the time of filing this Report, it is impracticable to provide the required financial statements of the acquired business described in Item 2, of this Report. The required financial statements will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than September 13, 1995.

       (b)  Pro forma financial information.

            At the time of filing this Report, it is impracticable to provide the required pro forma financial statements. The required pro forma financial statements will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than September 13, 1995.

       (c)  Exhibits.

       Exhibit No.    Description of Document

       (2)(a) Agreement for Sale and Purchase of Stock of Niagara of Wisconsin Paper Corporation dated May 8, 1995 among the Registrant and Pentair, Inc. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

       (2)(b) Agreement for Sale and Purchase of Stock of Pentair Duluth Corp. and Minnesota Paper Incorporated dated May 8, 1995 among the Registrant, Pentair, Inc. and Minnesota Power & Light Company as amended on June 30, 1995 (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

       (2)(c) Agreement for Sale and Purchase of Assets of LSPI Fiber Co. and Stock of Superior Recycled Fiber Corporation dated May 8, 1995 among the Registrant, Pentair, Inc., Minnesota Power & Light Company, Synertec, Inc. and LSPI Fiber Co. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

       (4)(a) $130,000,000 Credit Agreement dated June 27, 1995 among the Registrant and Wachovia Bank of Georgia, N.A. (together with a list briefly identifying the contents of all omitted exhibits and Schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

       (4)(b) $120,000,000 Credit Agreement dated June 27, 1995 among the Registrant and Wachovia Bank of Georgia N.A. (together with a list briefly identifying the contents of all omitted exhibits and Schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

                      The Registrant has additional long-term debt that does not exceed 10 percent of its total assets. The Registrant agrees to provide copies of agreements covering such indebtedness to the Commission upon request.

       (99)(a) Forms of documents covered by an indemnification agreement as set forth in Exhibit 2(b): Financing Agreement and related transaction documents, including Keepwell Agreement and Lease, all dated December 31, 1987.

       (99)(b) Press Release dated June 30, 1995 covering the transactions described in this Form 8-K.

                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CONSOLIDATED PAPERS, INC.


  Date: July 14, 1995           By:  /s/ Richard J. Kenney
                                     Richard J. Kenney
                                Its: Vice President, Finance


                                 INDEX TO EXHIBITS

  (2) Plan of acquisition, reorganization, arrangement, liquidation or succession

       (a) Agreement for Sale and Purchase of Stock of Niagara of Wisconsin Paper Corporation dated May 8, 1995 among the Registrant and Pentair, Inc. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

       (b) Agreement for Sale and Purchase of Stock of Pentair Duluth Corp. and Minnesota Paper Incorporated dated May 8, 1995 among the Registrant, Pentair, Inc. and Minnesota Power & Light Company as amended on June 30, 1995 (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

       (c) Agreement for Sale and Purchase of Assets of LSPI Fiber Co. and Stock of Superior Recycled Fiber Corporation dated May 8, 1995 among the Registrant, Pentair, Inc., Minnesota Power & Light Company, Synertec, Inc. and LSPI Fiber Co. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

  (4) Instruments defining the rights of security holders, including indentures

       (a) $130,000,000 Credit Agreement dated June 27, 1995 among the Registrant and Wachovia Bank of Georgia, N.A. (together with a list briefly identifying the contents of all omitted exhibits and Schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

       (b) $120,000,000 Credit Agreement dated June 27, 1995 among the Registrant and Wachovia Bank of Georgia N.A. (together with a list briefly identifying the contents of all omitted exhibits and Schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

            The Registrant has additional long-term debt that does not exceed 10 percent of its total assets. The Registrant agrees to provide copies of agreements covering such indebtedness to the Commission upon request.


  (99) Additional Exhibits

       (a) Forms of documents covered by an indemnification agreement as set forth in Exhibit 2(b): Financing Agreement and related transaction documents, including Keepwell Agreement and Lease, all dated December 31, 1987.

       (b) Press Release dated June 30, 1995 covering the transactions described in this Form 8-K.